SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 10, 2004
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                             New World Pasta Company
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                 (Exact Name of Registrant Specified in Charter)


          Delaware                     333-76763               52-2006441
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(State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)


 85 Shannon Road,  Harrisburg, Pennsylvania                        17112
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (717) 526-2200
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Item 3   Bankruptcy or Receivership.

         On May 10, 2004, New World Pasta Company, a Delaware corporation (the "Company"), issued a press release announcing that the Company and each of its domestic subsidiaries filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Middle District of Pennsylvania (Case Nos. 1-04-02817, 1-04-02818, 1-04-02821, 1-04-02822 and 1-04-02824). The Company and its
subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties, as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7(c)  Exhibits.

99.1     Press Release issued by New World Pasta Company on May 10, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW WORLD PASTA COMPANY


Date:  May 10, 2004                 By: /s/ Cary A. Metz
                                        -----------------------------------
                                        Cary A. Metz
                                        Vice President, General Counsel
                                          and Corporate Secretary

                                  EXHIBIT INDEX

Number           Description of Exhibit

99.1             Press Release issued by New World Pasta Company on
                 May 10, 2004.

                                                                   Exhibit 99.1

NEW WORLD PASTA COMPANY
85 Shannon Road
Harrisburg, PA  17112
                                                       CONTACT: Cary A. Metz
                                                                (717) 526-2200


     NEW WORLD PASTA COMPANY OBTAINS COMMITMENT FOR $45 MILLION IN FINANCING


              COMPANY FILES FOR VOLUNTARY CHAPTER 11 REORGANIZATION


     COMPANY IS CONDUCTING BUSINESS AS USUAL AND LOOKS FORWARD TO THE FUTURE


         HARRISBURG, PA - May 10, 2004 -- New World Pasta Company announced today that the Company (and its U.S. based subsidiaries) has filed a voluntary petition seeking reorganization under Chapter 11 of the U. S. Bankruptcy Code. The filing in the U.S. Bankruptcy Court for the Middle District of Pennsylvania will enable the Company to operate under the protection of the Court while it reorganizes and reduces its debt, strengthens its financial position and restructures its balance sheet. In connection with the filing, the Company also announced that it has obtained a commitment for a $45 million debtor-in-possession financing facility from a financing group led by one of its current banks.

         New World Pasta Company is conducting business as usual in the U.S., and throughout the world. New World Pasta Company's subsidiaries in Canada and Italy are not part of the Chapter 11 filing.

         Upon Court approval, which is expected within the next few days, up to $20 million of the financing facility will be available immediately on an interim basis. The Company believes that the $45 million financing facility, together with internally generated cash from operations, will be sufficient to operate its business, including the payment of all post-filing obligations to suppliers and vendors.

         Wynn Willard, the Company's Chief Executive Officer, commented, "This action by our Company to file for reorganization under Chapter 11 was taken only after much review by the Company's Board of Directors and our senior executive team, and after consultation with advisors expert on these matters. We concluded that it was the right step to improve our business for the future."

         "Now," continued Wynn Willard, "we have the opportunity to reduce our debt burden and to strengthen our financial and marketplace position. We expect our core business activities to continue unimpeded. We will manufacture and ship our products in the normal course, and our consumers will continue to enjoy our great products on a daily basis."

         "This filing will help our efforts to emerge as a stronger, more financially stable competitor," added Ed Lyons, the Company's Senior Vice President and Chief Financial Officer. "We will continue to work on strengthening our business, reducing costs and becoming more efficient. We at the Company will be talking to our stakeholders, and we look forward to working productively with them through the reorganization process."

         "This reorganization will allow us to better position our Company and, importantly, our trusted brands for future growth," said Doug Ehrenkranz, the Company's Senior Vice President of Sales and Marketing. "We expect there to be no business interruption during this process. Our reorganization process should be invisible to our customers and consumers."

         Employees are being paid in the usual manner and employee benefits will continue, subject to Court approval, which the Company believes it will receive within the next few days.

         New World Pasta Company is a leading marketer and supplier of dry pasta in the United States and Canada, with well-known brands such as RONZONI, CREAMETTE, SAN GIORGIO, AMERICAN BEAUTY, SKINNER and PRINCE. Headquartered in Harrisburg, Pennsylvania, New World Pasta Company has over 1,100 employees in the United States, Canada and Italy.

FORWARD LOOKING STATEMENTS
--------------------------
THIS PRESS RELEASE INCLUDES FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH REPRESENTS THE COMPANY'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS THAT INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS RELEASE ARE FORWARD LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS INCLUDE BUT ARE NOT LIMITED TO THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY AND MEMBERS OF ITS SENIOR MANAGEMENT TEAM WITH RESPECT TO THE TIMING OF, COMPLETION OF AND SCOPE OF THE COMPANY'S REORGANIZATION PLAN, STRATEGIC BUSINESS PLAN, FINANCING ARRANGEMENTS, DEBT MARKET CONDITIONS AND THE COMPANY'S FUTURE LIQUIDITY, AS WELL AS ASSUMPTIONS UPON WHICH SUCH STATEMENTS ARE BASED. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS INCLUDE BUT ARE NOT LIMITED TO APPROVAL OF PLANS AND ACTIVITIES BY THE BANKRUPTCY COURT, RISKS ASSOCIATED WITH OPERATING A BUSINESS UNDER CHAPTER 11 PROTECTION, OBTAINING AND COMPLYING WITH TERMS OF DEBTOR-IN-POSSESSION FINANCING, FUTURE ADVERSE DEVELOPMENTS WITH RESPECT TO THE COMPANY'S LIQUIDITY POSITION OR OPERATIONS OF THE COMPANY'S VARIOUS BUSINESSES, ADVERSE DEVELOPMENTS IN THE COMPANY'S EFFORTS TO RENEGOTIATE ITS FUNDING AND ADVERSE DEVELOPMENTS IN THE FINANCING MARKETS FOR DEBT, ADVERSE DEVELOPMENTS IN THE TIMING OR RESULTS OF THE COMPANY'S BUSINESS PLAN, INCLUDING THE TIMELINE TO EMERGE FROM CHAPTER 11, THE COMPLETION OF THE COMPANY'S FINANCIAL STATEMENTS, WHICH COULD UNCOVER ADJUSTMENTS IN PRESENTLY UNKNOWN AREAS, THE PREPARATION OF RESTATED HISTORICAL FINANCIAL STATEMENTS, IF NECESSARY, AS WELL AS THOSE FACTORS SET FORTH IN OUR PERIODIC REPORTS FILED WITH THE SEC. CONSEQUENTLY, ALL OF THE FORWARD LOOKING STATEMENTS MADE IN THIS PRESS RELEASE ARE QUALIFIED BY THESE AND OTHER FACTORS, RISKS AND UNCERTAINTIES.